UNITED STATES SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

 OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2012

Lehigh Gas Partners LP

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-35711 (Commission File Number)	45-4165414 (IRS Employer Identification No.)

702 West Hamilton Street, Suite 203

 Allentown, PA 18101

 (Address of principal executive office) (Zip Code)

(610) 625-8000

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A amends and supplements the Current Report on Form 8-K filed by Lehigh Gas Partners LP (the “Partnership”) with the Securities and Exchange Commission on December 21, 2012, to include the financial statements and pro forma financial statements required by Items 9.01(a) and (b).

Item 9.01            Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of Express Lane, Inc., including the balance sheets as of December 31, 2011 and 2010 and the related statements of income and retained earnings, and cash flows for the years ended December 31, 2011 and 2010 and notes thereto, are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The unaudited condensed financial statements of Express Lane, Inc., including the balance sheet as of September 30, 2012, and the related statements of comprehensive income and retained earnings and cash flows for the nine-month periods ended September 30, 2012 and 2011 and the notes thereto, are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed financial statements of Express Lane, Inc., including the balance sheet as of September 30, 2012, and the related statements of comprehensive income and retained earnings and cash flows for the nine-month period ended September 30, 2012 and the year ended December 31, 2011, and the notes thereto, are attached hereto as Exhibit 99.3 and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Independent Certified Public Accountants

99.1

The audited financial statements of Express Lane, Inc., including the balance sheets as of December 31, 2011 and 2010 and the related statements of income and retained earnings, and cash flows for the years ended December 31, 2011 and 2010 and notes thereto.

99.2

The unaudited condensed financial statements of Express Lane, Inc., including the balance sheet as of September 30, 2012, and the related statements of comprehensive income and retained earnings and cash flows for the nine-month periods ended September 30, 2012 and 2011 and the notes thereto.

99.3

The unaudited pro forma condensed financial statements of Express Lane, Inc., including the pro forma balance sheet as of September 30, 2012, and the related pro forma statements of comprehensive income for the nine-month period ended September 30, 2012 and the year ended December 31, 2011, and the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lehigh Gas Partners LP

By:	Lehigh Gas GP LLC,
its general partner

Dated: March 6, 2013
By:	/s/ Mark L. Miller
	Name:	Mark L. Miller
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Certified Public Accountants

99.1

The audited financial statements of Express Lane, Inc., including the balance sheets as of December 31, 2011 and 2010 and the related statements of income and retained earnings, and cash flows for the years ended December 31, 2011 and 2010 and notes thereto.

99.2

The unaudited condensed financial statements of Express Lane, Inc., including the balance sheet as of September 30, 2012, and the related statements of comprehensive income and retained earnings and cash flows for the nine-month periods ended September 30, 2012 and 2011 and the notes thereto.

99.3

The unaudited pro forma condensed financial statements of Express Lane, Inc., including the pro forma balance sheet as of September 30, 2012, and the related pro forma statements of comprehensive income for the nine-month period ended September 30, 2012 and the year ended December 31, 2011, and the notes thereto.